                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                 /s/ John E. Callahan
                                                --------------------------------
                                                 John E. Callahan

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                  /s/ Charles P. Carey
                                                 -------------------------------
                                                  Charles P. Carey

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                  /s/ Mark E. Cermak
                                                 -------------------------------
                                                  Mark E. Cermak

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                 /s/ Robert F. Corvino
                                                --------------------------------
                                                 Robert F. Corvino

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                   /s/ Howard R. Feiler
                                                  ------------------------------
                                                   Howard R. Feiler

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                  /s/ James P. McMillin
                                                 -------------------------------
                                                  James P. McMillin

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 10, 2002

                                                   /s/ Nickolas J. Neubauer
                                                  ------------------------------
                                                   Nickolas J. Neubauer

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 12, 2002

                                                        /s/ C.C. Odom, II
                                                       -------------------------
                                                        C.C. Odom, II

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                       /s/ Gary V. Sagui
                                                      --------------------------
                                                       Gary V. Sagui

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                  /s/ James R. Thompson
                                                 -------------------------------
                                                  James R. Thompson

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director


          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


April 15, 2002

                                                 /s/ Michael D. Walter
                                                --------------------------------
                                                 Michael D. Walter

                                                                    Exhibit 99.2

                            Consent of Person Named
                         as About to Become a Director

          I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


March 25, 2003


                                                      /s/ Frank S. Serrino
                                                 -------------------------------
                                                          Frank S. Serrino

                                                                    Exhibit 99.2

                             Consent of Person Named
                          as About to Become a Director

        I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


June 30, 2004


                                                  /S/ Peter F. Borish
                                                  ---------------------------
                                                  Peter F. Borish

                                                                    Exhibit 99.2

                             Consent of Person Named
                          as About to Become a Director

        I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


June 28, 2004


                                                  /S/ Jackie Clegg
                                                  ---------------------------
                                                  Jackie Clegg

                                                                    Exhibit 99.2

                             Consent of Person Named
                          as About to Become a Director

        I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


June 25, 2004


                                                  /S/ Brent Coan
                                                  ---------------------------
                                                  Brent Coan

                                                                    Exhibit 99.2

                             Consent of Person Named
                          as About to Become a Director

        I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


June 27, 2004


                                                  /S/ James A. Donaldson
                                                  ---------------------------
                                                  James A. Donaldson

                                                                    Exhibit 99.2

                             Consent of Person Named
                          as About to Become a Director

        I hereby consent to my being named in the Registration Statement on Form S-4 of CBOT Holdings, Inc. (the "Company") as a person who, if serving as a director of Board of Trade of the City of Chicago, Inc. immediately prior to consummation of the transactions contemplated therein, will become a director of the Company immediately thereafter.


June 26, 2004


                                                  /S/ M.B. Oglesby, Jr.
                                                  ---------------------------
                                                  M.B. Oglesby, Jr.